UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2009

LKQ CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-50404	36-4215970
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

120 North LaSalle Street, Suite 3300 Chicago, IL	60602
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 621-1950

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On May 21, 2009, LKQ Corporation issued a press release announcing that Mark T. Spears, our Executive Vice President and Chief Financial Officer, intends to resign from his positions with the Company on or about December 31, 2009. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

In addition, the Compensation Committee of our Board of Directors approved the following matters:

(a) the execution of a Consulting Agreement with Mr. Spears. The term of the Consulting Agreement commences on the date that Mr. Spears ceases to be employed by us and ends five years thereafter, unless the agreement is earlier terminated by Mr. Spears for any reason or by us for cause. The compensation to Mr. Spears during the term will be $180,000 annually. Under the Consulting Agreement, Mr. Spears will provide consulting services as needed with respect to financial matters, including our financial statements and our capital structure. In addition, Mr. Spears will be subject to non-compete and confidentiality provisions during the five year period commencing on the effective date of the agreement, even if the agreement is terminated earlier. The Consulting Agreement further provides that Mr. Spears will receive the deferred portion of his award under our Long Term Incentive Plan for the performance period from January 1, 2006 to December 31, 2008 if he is either employed by or a consultant to us on the vesting dates of such award (December 31, 2009, 2010 and 2011). A copy of Mr. Spears’ Consulting Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference; and

(b) the execution of an amendment to the Consulting Agreement dated as of January 11, 2008 between us and Joseph M. Holsten, our President and Chief Executive Officer, that increases the annual compensation to Mr. Holsten for providing consulting services thereunder from $200,000 to $290,000 and that provides that Mr. Holsten will receive the deferred portion of his award under our Long Term Incentive Plan for the performance period from January 1, 2006 to December 31, 2008 if he is either employed by or a consultant to us on the vesting dates of such award (December 31, 2009, 2010 and 2011). A copy of Mr. Holsten’s Consulting Agreement, as amended and restated, is attached hereto as Exhibit 10.2 and is incorporated by reference herein.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description of Exhibit
10.1	Consulting Agreement dated as of May 21, 2009 between LKQ Corporation and Mark T. Spears.

10.2	Consulting Agreement, as amended and restated, dated as of May 21, 2009, between LKQ Corporation and Joseph M. Holsten.

99.1	Press release issued by LKQ Corporation dated May 21, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 21, 2009

LKQ CORPORATION

By:	/s/ VICTOR M. CASINI
Victor M. Casini
Senior Vice President and General Counsel

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